Exhibit 4.1

AUTHORIZED COMMON STOCK:30,000,000 SHARES PAR VALUE: $0.001 NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE.DIPEXIUM Pharmaceuticals, Inc. CUSIP NO. 25456J 10 4. Is The Record Holder Of  Fully paid and non-assessable shares of Common Stock of Dipexium Pharmaceuticals, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender 6 of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer (y) Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: EXECUTIVE CHAIRMAN PRESIDENT AND SECRETARY NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT Countersigned by VStock Transfer, LLC Cedarhurst, New York 1156 Authorized Signature

The following abbreviations, when used in the inscription on the face ofthis certificate, shall be construed as though they were written out in full according to applicable laws or regulations. TEN COM -as tenants in common UNIF GIFT MIN ACL.Custodian.TEN ENT as tenants by the entireties (Cust) (Minor) JT TEN -as joint tenants with the right of Act. survivorship and not as tenants (State) in common Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE: (PLEASE PRINT OR TYPEWRlTE NAME AND ADDRESS,  INCLUDING  ZIP CODE, OF ASSIGNEE) shares of  the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ’’Attorney to transfer the said stock on the books of the within named C01poration with fidl power of substitution in the premises. Dated. X THE SIGNATURE TO THIS  ASSIGNMENT MUST  CORRESPOND WITH  THE  NAME  AS  WRITIEN UPON  THE  FACE  OF THIS  CERTIFICATE. THE  SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks,  Stockbrokers, Savings and Loan Associations and Credit  Unions). SIGNATURE GUARANTEED: TRANSFER FEE WILL APPLY